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                                                                     EXHIBIT 4.1



                         INCORPORATED UNDER THE LAWS OF
                              THE STATE OF DELAWARE

NUMBER C-<<M_1>>               EXTENSITY, INC.                **<<M_2>>** SHARES
                             A DELAWARE CORPORATION


        THIS CERTIFIES THAT <<M_3>> is the record holder of **<<M_4>> (<<M_2>>)** shares OF COMMON STOCK of EXTENSITY, INC. (the "Corporation") transferable only on the share register of the Corporation by the holder, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed or assigned.

        A statement of all of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares of stock of the Corporation and upon the holders thereof as established by the Amended and Restated Certificate of Incorporation or by any certificate of determination of preferences, and the number of shares constituting each class and designations thereof, may be obtained by any stockholder, upon request and without charge, upon written request to the Secretary of the Corporation at the Corporation's principal office.

        IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the seal of the Corporation this <<M_5>>.


___________________________________          ___________________________________
Secretary                                    President

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FOR VALUE RECEIVED I DO HEREBY SELL, ASSIGN, AND TRANSFER UNTO _________________
______________________ SHARES REPRESENTED BY THE WITHIN CERTIFICATE AND DO
HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ___________________________________ AS ATTORNEY, TO TRANSFER THE SAID SHARES ON THE SHARE REGISTER OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED ________________, 19 ____



___________________________________          ___________________________________
 (WITNESS)                                   (STOCKHOLDER)



                                             ___________________________________
                                             (STOCKHOLDER)

NOTICE: THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERNATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.

THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR THE ISSUER OF THE SHARES (THE "ISSUER") HAS RECEIVED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR IT'S ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THE SHARES REPRESENTED HEREBY.